                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report: (Date of earliest event reported)

                                  May 15, 2001



                              GOVERNMENT TRUSTS 3-C
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Illinois
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        33-30048                                   36-6193824
        --------                                   ----------
        (Commission File Number)                   (IRS Employer I.D. No.)


         Bank One Trust Company, NA (formerly The First National Bank of
                                Chicago), Trustee
               9th Floor, Suite IL1-0126, Chicago, Illinois 60670
               --------------------------------------------------
               (Address of principal executive offices (Zip Code)


       Registrant's telephone number, including area code: (312) 407-2797

Item 5. Other Events


Attached hereto as Exhibit A are copies of the reports to holders of Government Trust Certificates Class 3-C, dated May 15, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bank One Trust Company, NA (formerly The First National Bank of Chicago) has duly caused this report to be signed for the registrant Trust by a duly authorized signatory of the Trustee.

                                 GOVERNMENT TRUST CERTIFICATES


                                    By: Bank One Trust Company, NA
                                        --------------------------
                                    (formerly The First National Bank of
                                    Chicago)
                                    Not in its individual capacity but solely as
                                    Trustee on behalf of the Trusts 3-C.

                                             /s/ Joan E. Blume
                                 By:  __________________________________________
                                                Joan E. Blume
                                                Trust Officer


Date: as of May 15, 2001

                                                         Suite IL1-0540
                                                         One Bank One Plaza
                                                         Chicago, IL 60670-0540
                                                         1-800-524-9472

                                                         May 15, 2001



To The Holders of
Government Trust Certificates
Zero Coupon Class 3-C


In accordance with Section 4.1 of the Declaration of Trust ("Trust"), Bank One Trust Company, NA (formerly The First National Bank of Chicago), as Trustee and not in its individual capacity ("Trustee"), hereby provides the holders of the above-mentioned certificates this Semi-annual Report relating to the May 15, 2001 Certificate Payment Date.

Any capitalized terms used herein shall have the meaning assigned to them in the Trust.

1.   The aggregate dollar amount distributed to holders of Class 3-C
     Certificates: $13,905,589.99

2. The Principal Balance of the Class 3-C Note after the May 3, 2001 Note Payment Date: $301,625,945.82

3.   The Deficient amount of the Note Payment: $-0-

Neither a delinquency in payment under any of the Notes nor an Event of Default has occurred and is continuing.

I, Joan E. Blume, a Responsible Officer of the Trustee, to the best of my knowledge and belief, certify that this Semi-annual Report is complete and accurate.



                                                    /s/ Joan E. Blume
                                       -----------------------------------------
                                                        Joan E. Blume
                                                        Account Executive

                                       For Bank One Trust Company, NA (formerly
                                       The First National Bank of Chicago), as
                                       Trustee and not in its individual
                                       capacity.